Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When
used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry law, policies and regulation, including market  structures, and a potential shift away from competitive markets towards subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission going forward, and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
•
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
•
Delays in receipt of necessary permits and approvals for our construction and development activities.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.
•
Changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and
Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.
EXHIBIT 99

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.
GAAP Disclaimer

7 * See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.75E
$2.50E
… offset by continuous improvement in operations, utility growth, and generating asset optionality.
PSEG 2011 outlook influenced by lower
market prices…
$3.12
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*

•Contractual support for
up to 2,000 MW of new
generation to stimulate
jobs and economic
growth, and suppress
wholesale power prices
•BPU has approved
contracts for up to 1,948
MW of new capacity
•PSEG Power, as part of
P3, has filed a complaint
at FERC to require that
all new generators bid
into the market at cost
•PSEG has filed suit at
Federal District Court
asking that LCAPP be
ruled unconstitutional
PSEG Response NJ Position
Long Term Capacity Agreement Pilot Program (LCAPP)
PSEG - An active participant in
market discussions

April 2010 – Susquehanna-Roseland transmission project siting approved by
NJBPU.
June/July 2010 – Electric and Gas rate settlements approved
Market transition charge refund provided to customers
over 2-year period
December 2010 – Morris Energy dispute settled
Settlement resolved a dispute over discounted gas rates and the application of the Societal Benefits Clause.
Spring/Summer 2011 – PSE&G expects BPU decision on request to spend $400 million on Capital Infrastructure Program and Energy Efficiency supporting NJ economic recovery
Constructive working relationship with NJ
vital to meeting customer, employee, and
shareholder interests

SUSSEX
WARREN
MORRIS
ESSEX
HUDSON
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Future Projects

($ Millions) Phase In-Service
Spending Up
To
Susquehanna-Roseland
Engineering / Licensing
2014 East
2015 West
$750
Northeast Grid (formerly BRH Alternative)
Preliminary Design 2015 $700
Burlington – Camden 230kV Conversion
Engineering / Licensing 2014 $381
North Central (formerly West Orange)
230kV Conversion
Engineering / Licensing 2014 $336
Approved RTEP projects thru 2013
Various Various $440
69 kV Reliability projects thru 2013
Various Various $215
Transmission Life Cycle
Various Various $350
… and CWIP in rate base* for certain projects.
* CWIP in Rate Base and 1.25% ROE incentive treatment approved for the Susquehanna-Roseland project and seeking recovery of CWIP in Rate Base and abandonment for other major projects
Transmission Projects
Future Transmission project spending will be influenced by PJM evaluation, potentially adding additional projects over 2011 –
2015 and
revising required in-service dates.
Transmission investment recovery is supported by
formula rate treatment…
Hopatcong
Roseland
W Orange Bergen
Hudson
Bridgewater
Bayonne
Sewaren
Middlesex
Burlington
Camden
Gloucester

Source: MJ Bradley
Compliance with Federal GHG Reporting Rule
Compliance with PSD GHG BACT
Compliance with Toxics Rule Pre-Compliance  Period
Develop Toxics
Rule
Develop
Transport
Rule
SIP provisions developed in response to revised NAAQS
Develop
Revised O3
NAAQS
Pre-Compliance Period
Compliance with
Federal CCB
Regulations
Dev. Coal Comb.
By-Products Rule
Develop 316(b)
Regulations
Develop O3
Transport Rule
Estimated Compliance w/TR II
Phase-In of Compliance Period by 2020
Compliance w/GHG NSPS
Pre-Compliance Period
Develop GHG
NSPS
…and Power is well positioned to succeed under numerous outcomes.
Today
Phase I Compliance
Phase II Compliance
There are numerous upcoming EPA
environmental regulations…
2010 2011 2012 2013 2014 2015 2016 2017 2018
Haz. Air
Pollutants
Criteria
Pollutants
Greenhouse
Gases
Coal
Combustion
By-Products
316(b)

– Network transmission service revenue increase
= ~ $0.05 per share
– Full year of E&G Rate Relief = ~ $0.05 per share
– Each 1% change in Load = ~ $0.02 per share
– Each 1% change in O&M = ~ $0.01 per share
– 2010 Utility ROE 9.9%; Each 10 bp = $0.01 per share
Revenue/Margin
– Decline in average Hedge Price/Volume = ~ ($0.25-$0.30)
per share
– Decline in Capacity revenues = ~ ($0.15-$0.20) per share
– Improvement in WPT/BGSS = ~ $0.03-$0.05 per share
Other Expense
– Higher O&M = ~ ($0.03) per share
– Increase in Depreciation rate = ~ ($0.05) per share
– Absence of LILO/SILO termination gains = ~ ($0.05) per share
– Loss of Income from Asset Sales = ~ ($0.05) per share
2011 Drivers
…offset by a decline in margins at Power and Holdings.
Earnings Per Share
* See page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.  E Estimate.
PSEG’s 2011 earnings guidance reflects
continued improvement at PSE&G…
$3.12
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2010 Operating Earnings* 2011E Earnings Guidance*
Guidance
$2.75
$2.50

$ millions (except EPS) 2011E 2010A
PSEG Power $ 765 – $ 855 $ 1,091
PSE&G $ 495 – $ 520 $ 430
PSEG Energy Holdings $ 0 – $ 5 $ 49
Enterprise $ 5 – $ 15 $ 14
Operating Earnings* $ 1,265 – $ 1,395 $ 1,584
Earnings per Share $ 2.50 – $ 2.75 $ 3.12
* See Page 64 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
PSEG 2011 Operating Earnings Guidance
- by Subsidiary

Lessee Equipment
12/31/10
Invested
($millions)
S&P Credit
Rating
As of 3/30/11
REMA (GenOn) Keystone, Conemaugh & Shawville (PA)
3 coal fired plants (1,184 equity MW)
325 B
Dynegy Holdings Danskammer & Roseton Generating Station (NY)  370
MW coal fired and 1,200 MW oil/gas fired
267 CC
Edison Mission
Energy (EME)
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,652 equity MW)
218 B-
Merrill Creek –
(PECO, MetEd,
Delmarva Power &
Light)
Reservoir in NJ 126 BBB, BBB-,
BBB+
Grand Gulf Nuclear station in Mississippi (154 equity MW) 99 A+
US West/Qwest Qwest headquarters located in Denver, CO 109 BB
Renaissance Ctr. GM headquarters located in Detroit, MI 40 BB-
Wal-Mart Portfolio of 27 Wal-Mart stores 41 AA
E-D Centers Portfolio of 8 shopping centers 23 NR
Total Leases $1,249
PSEG Resources Leveraged Lease Portfolio